Income Taxes	12 Months Ended
	Dec. 31, 2022	Jun. 30, 2022
Income Taxes
Note 13. Income Taxes
Pre-tax
loss consists of the following jurisdictions (in thousands):

	Years Ended June 30,
	2022	2021	2020
Domestic	$(54,454)	$(41,306)	$(47,172)
Foreign	—	—	—

Pre-tax loss	$(54,454)	$(41,306)	$(47,172)

The reconciliation of income tax computed at the U.S. federal statutory tax rates to income tax expense is as follows (in thousands):

	Years Ended June 30,
	2022		2021		2020
	$	%	$	%	$	%
Tax benefit at U.S. statutory rates	$11,435	21%	$8,674	21%	$9,906	21%
State tax	191	0%	(99)	0%	9	0%
Warrant liability costs	4,358	8%	3,806	9%	(4,803)	(10)%
Equity compensation	(71)	0%	(6)	0%	(2)	0%
Increase in valuation allowance	(15,473)	(28)%	(10,536)	(26)%	(4,473)	(10)%
Other	(440)	(1)%	(1,847)	(4)%	(638)	(1)%

	$0	0%	$(8)	0%	$(1)	0%

Deferred tax liabilities and assets are comprised of the following (in thousands):

	June 30,
	2022	2021
Deferred tax assets (liabilities):
Deferred revenue	$20,362	$16,637
Fixed and intangible assets	13,283	15,924
Share-based payments	4,869	4,182
Tax losses carried forward	29,581	16,104
Compensation accruals	927	727
Consultant and other accruals	25	22
Right-of-use assets	(1,932)	(1,633)
Lease liabilities	2,057	1,742
Charitable contributions	7	1
Total deferred tax assets (liabilities)	69,179	53,706

Valuation allowance for deferred tax assets	(69,179)	(53,706)

Net deferred tax assets and liabilities	$—	$—

We evaluate the recoverability of the deferred tax assets and the amount of the required valuation allowance. Due to the uncertainty surrounding the realization of the tax deductions in future tax returns, we have recorded a valuation allowance against our net deferred tax assets as of June 30, 2022 and 2021. At such time as it is determined that it is more likely than not that the deferred tax assets will be realized, the valuation allowance would be reduced.
We had federal and state net operating loss carryforwards of approximately $133.9 million and $23.8 million as of June 30, 2022. The federal net operating loss will carry forward indefinitely subject to an 80% taxable income limitation. The state net operating loss carryforwards will begin to expire in 2030 unless previously utilized.

Our ability to utilize our net operating
loss
carryforwards may be substantially limited due to ownership changes that have occurred or that could occur in the future under Section 382 of the Internal Revenue Code and similar state laws. During 2022, we completed a study to analyze whether one or more ownership changes had occurred and determined that two such ownership changes did occur. While the ownership changes do limit the amount of net operating loss we are able to use each year, all of our net operating losses are expected to be available for utilization prior to expiring.
None of our prior income tax returns have been selected for examination by a major taxing jurisdiction; however, the statutes of limitations for various filings remain open. The oldest filings subject to potential examination for federal and state purposes are 2019 and 2018, respectively. If we utilize a net operating loss related to a closed tax year, the tax year in which the loss was incurred is subject to adjustment up to the amount of the net operating loss.
We have not reduced any tax benefit on our financial statements due to uncertain tax positions as of June 30, 2022 and we are not aware of any circumstance that would significantly change this result through the end of fiscal year 2022. To the extent we incur income-tax
related penalties or interest, we will recognize them as additional income tax expense.

Infinity Pharmaceuticals Inc [Member]
Income Taxes
12. Income Taxes
We did not have any income tax expense for the years ended December 31, 2022 or 2021.
Our income tax expense for the years ended December 31, 2022 and 2021 differed from the expected U.S. federal statutory income tax expense as set forth below:

	Years Ended December 31,
	2022	2021
	(in thousands)
Expected federal tax benefit	$(9,317)	$(9,505)
Permanent differences	215	191
State taxes, net of the deferred federal benefit	(1,986)	(3,024)
Tax credit carryforwards	(1,533)	(1,416)
Adjustments to deferred tax assets and deferred tax liabilities	560	226
Other	15	(93)
Change in valuation allowance	12,046	13,621

Income tax expense (benefit)	$—	$—

The significant components of our deferred tax assets and liabilities are as follows:

	Years Ended December 31,
	2022	2021
	(in thousands)
Deferred tax assets (liabilities):
Net operating loss carryforwards	$170,880	$164,969
Tax credit carryforwards	45,270	44,302
Intangible assets	13,212	15,151
Capitalized research and development costs	8,104	—
Accrued expenses	655	1,255
Stock-based compensation	5,183	5,109
Sale of future royalties	13,212	13,557
Other	(105)	22
Valuation allowance	(256,411)	(244,365)

Net deferred tax assets (liabilities)	$—	$—

We have recorded a valuation allowance against our deferred tax assets in each of the years ended December 31, 2022, and 2021 because we believe that it is more likely than not that these assets will not be realized. The valuation allowance increased by approximately $12.0 million during the year ended December 31, 2022 primarily due to new federal tax regulations effective for the year ended December 31, 2022 requiring that research and development costs be capitalized and amortized over future periods compared to previous tax regulations which allowed for such expenses to be fully deductible in the year incurred. The increase in the valuation allowance is also largely attributable to the increase in our unbenefited net operating loss for the current period. The valuation allowance increased by approximately $13.6 million during the year ended December 31, 2021 primarily as a result of the increase in our unbenefited net operating loss for the period.
Subject to the limitations described below, at December 31, 2022, we have cumulative net operating loss carryforwards of approximately $653.2 million and $533.3 million available to reduce federal and state taxable income, respectively. For federal purposes, the net operating loss carryforwards have begun to expire and will continue to expire through 2037 for losses incurred before January 1, 2018. Federal losses generated after

December 31, 2017 do not expire. As of December 31, 2022, we have approximately $128.5 million of federal losses that do not expire. The state net operating loss carryforwards begin to expire in 2031 and continue to expire through 2041. In addition, we have cumulative federal and state tax credit carryforwards of $37.7 million and $9.6 million, respectively, available to reduce federal and state income taxes which expire through 2041 and 2036, respectively. Our net operating loss carryforwards and tax credit carryforwards are limited as a result of certain ownership changes, as defined under Sections 382 and 383 of the Internal Revenue Code. This limits the annual amount of these tax attributes that can be utilized to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on our value immediately prior to an ownership change. Subsequent ownership changes may affect the limitation in future years. The net operating losses and tax credit carryforwards that have and will expire unused in the future as a result of Section 382 and 383 limitations have been excluded from the amounts disclosed above. The latest Section 382 study was performed through December 31, 2021. Ownership changes after that date could further reduce the Company’s ability to utilize the net operating loss and other attribute carryforwards.
At December 31, 2022 and 2021, we had no unrecognized tax benefits. As of December 31, 2022 and 2021, we had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in our consolidated statements of operations and comprehensive loss. We will recognize interest and penalties related to uncertain tax positions in income tax expense. For all years through December 31, 2022, we generated research credits but have not conducted a study to document the qual
ified activities. This study may result in an adjustment to our research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against our research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.
We file U.S. federal and Massachusetts state income tax returns. The statute of limitations for assessment by the Internal Revenue Service, or IRS, and state tax authorities is closed for tax years prior to 2019, although carryforward attributes that were generated prior to tax year 2019 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period.